Exhibit 1.2

PE ENVIRONMENTAL FUNDING LLC

THE POTOMAC EDISON COMPANY

$21,510,000 SENIOR SECURED ROC BONDS, ENVIRONMENTAL CONTROL SERIES B

UNDERWRITING AGREEMENT

December 16, 2009

To the Representative Named in Schedule I

Hereto of the Several Underwriters

Named in Schedule II hereto

Ladies and Gentlemen:

1. Introduction. PE Environmental Funding LLC, a Delaware limited liability company (the “Issuer”), proposes to issue and sell $21,510,000 aggregate principal amount of its Senior Secured ROC Bonds, Environmental Control Series B (the “Bonds”), identified in Schedule I hereto. The Issuer’s direct parent is PE Renaissance Funding, LLC, a special purpose Delaware limited liability company (“PE Renaissance”). PE Renaissance is a wholly-owned subsidiary of The Potomac Edison Company, a Maryland and Virginia corporation (“Potomac Edison”). The Issuer and Potomac Edison hereby confirm their agreement with the several Underwriters (as defined below) as set forth herein.

The term “Underwriters” as used herein shall be deemed to mean the entity or several entities named in Schedule II hereto and any underwriter substituted as provided in Section 7 hereof and the term “Underwriter” shall be deemed to mean any one of such Underwriters. If the entity or entities listed in Schedule I hereto (the “Representatives”) are the same as the entity or entities listed in Schedule II hereto, then the terms “Underwriters” and “Representatives”, as used herein, shall each be deemed to refer to such entity or entities. All obligations of the Underwriters hereunder are several and not joint. If more than one entity is named in Schedule I hereto, any action under or in respect of this underwriting agreement (“Underwriting Agreement”) may be taken by such entities jointly as the Representatives or by one of the entities acting on behalf of the Representatives and such action will be binding upon all the Underwriters.

Capitalized terms used and not otherwise defined in this Underwriting Agreement shall have the meanings given to them in the Indenture (as defined below).

2. Description of the Bonds. The Bonds will be issued pursuant to the Indenture dated as of April 11, 2007, as supplemented by one or more series supplements thereto (as so supplemented, the “Indenture”), between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”). The Bonds will be obligations of the Issuer and will be supported by the environmental control property (as more fully described in the Financing Order relating to the Bonds, the “Environmental Control Property”), to be sold to the Issuer by Potomac Edison pursuant to the Environmental Control Property Sale Agreement, to be

dated as of December 23, 2009, between Potomac Edison and the Issuer (the “Sale Agreement”). The Environmental Control Property will be serviced pursuant to the Environmental Control Property Servicing Agreement, to be dated as of December 23, 2009, between Potomac Edison, as servicer, and the Issuer, as owner of the Environmental Control Property sold to it pursuant to the Sale Agreement (the “Servicing Agreement”). References herein to the “Transaction Documents” refer to any or all of the Indenture, the Sale Agreement, the Servicing Agreement, the Issuer Administration Agreement, the Bonds, the Escrow Agreement, this Underwriting Agreement, and the Bill of Sale, as more specifically defined in the applicable opinions of counsel pursuant to Sections 9(d) through (w).

3. Representations and Warranties of the Issuer. The Issuer represents and warrants to the several Underwriters that:

(a) The Issuer and the Bonds meet the requirements for the use of Form S-1 under the Securities Act of 1933, as amended (the “Securities Act”), and the Issuer has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on such form on December 4, 2009 (Registration No. 333-163488), as amended by Amendment No. 1 thereto dated December 14, 2009 and as amended by Amendment No. 2 thereto dated December 15, 2009, including a form of prospectus, for the registration under the Securities Act of up to $27,300,000 aggregate principal amount of the Bonds. Such registration statement, as amended (“Registration Statement No. 333-163488”), has been declared effective by the Commission and no stop order suspending such effectiveness has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Issuer, threatened by the Commission. No environmental control bonds registered with the Commission under the Securities Act pursuant to Registration Statement No. 333-163488 have been previously issued. References herein to the term “Registration Statement” shall be deemed to refer to Registration Statement No. 333-163488, including any amendment thereto, and any information in a prospectus or a prospectus supplement deemed or retroactively deemed to be a part thereof pursuant to Rule 430A (“Rule 430A”) or Rule 430C (“Rule 430C”) under the Securities Act that has not been superseded or modified. “Registration Statement” without reference to a time means the Registration Statement as of the Applicable Time (as defined below), which the parties agree is the time of the first Contract of Sale (as used in Rule 159 under the Securities Act) for the Bonds, and shall be considered the “Effective Date” of the Registration Statement relating to the Bonds. For purposes of this definition, information contained in a form of prospectus or prospectus supplement that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A or Rule 430C, shall be considered to be included in the Registration Statement as of the time specified in Rule 430A or Rule 430C, as appropriate. The final prospectus relating to the Bonds, as filed with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”), is referred to herein as the “Final Prospectus;” and the most recent preliminary prospectus that omitted information to be included upon pricing in a form of prospectus which was included in the most recent amendment to the Registration Statement and that was used after the initial effectiveness of the Registration Statement and prior to the Applicable Time (as defined below) is referred to herein as the “Pricing Prospectus.” The Issuer is not, and at the time of filing the Registration Statement was not, an “ineligible issuer” as defined under Rule 405 of the Securities Act (“Rule 405”).

(b) (i) At the earliest time after the filing of the Registration Statement that the Issuer or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Bonds and (ii) at the date hereof, the Issuer was not and is not an “ineligible issuer,” as defined in Rule 405.

(c) At the time the Registration Statement initially became effective, at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether by post-effective amendment, incorporated report or form of prospectus) and on the Effective Date relating to the Bonds, the Registration Statement, and the Indenture, at the Closing Date (as defined below), fully complied and will fully comply in all material respects with the applicable requirements of the Securities Act, the Trust Indenture Act of 1939 (the “Trust Indenture Act”) and, in each case, the applicable instructions, rules and regulations of the Commission thereunder; the Registration Statement, at each of the aforementioned dates, did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. As of the Applicable Time (as defined below) and as of the Closing Date, the Registration Statement and the Final Prospectus fully complied and will fully comply in all material respects with the applicable requirements of the Securities Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder, and neither of such documents includes any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading; provided that the foregoing representations and warranties in this paragraph (c) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer or Potomac Edison by, or on behalf of, any Underwriter through the Representatives expressly for use in connection with the preparation of the Registration Statement or the Final Prospectus or to any statements in or omissions from any Statement of Eligibility on Form T-1 (or amendments thereto) of the Indenture Trustee filed as exhibits to the Registration Statement or to any statements or omissions made in the Registration Statement or the Final Prospectus relating to The Depository Trust Company (“DTC”) Book-Entry System that are based solely on information contained in published reports of the DTC.

(d) As of its date, at the Applicable Time (as defined below) and on the date of its filing, if applicable, and on the Closing Date, the Pricing Prospectus and each Issuer Free Writing Prospectus (as defined below) (other than the Pricing Term Sheet, as defined in Section 5(b) below), considered together, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that (i) the principal amount of the Bonds, the initial principal balances, the scheduled final payment dates, the final maturity dates, and the Expected Sinking Fund Schedule described in the Pricing Prospectus supersede any previously issued descriptions of such information and (ii) the interest rate, price to the public and underwriting discounts and commissions were not included in the Pricing Prospectus). The Pricing Term Sheet, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Bonds, considered together with the Pricing Prospectus and each other Issuer Free Writing Prospectus, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstance in which they are made, not misleading. The two preceding sentences do not apply to statements in or omissions from the Pricing Prospectus, the Pricing Term Sheet or any other Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Issuer or Potomac Edison by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information set forth in Schedule IV hereto. “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433(h) under the Securities Act, relating to the Bonds, in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Issuer’s records pursuant to Rule 433(g) under the Securities Act. References to the term “Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405. References to the term “Applicable Time” mean 12:00 p.m., eastern time, on the date hereof, except that if, subsequent to such Applicable Time, the Issuer, Potomac Edison and the Underwriters have determined that the information contained in the Pricing Prospectus or any Issuer Free Writing Prospectus issued prior to such Applicable Time included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading and have terminated their old purchase contracts and entered into new purchase contracts with purchasers of the Bonds, then “Applicable Time” will refer to the first of such times when such new purchase contracts are entered into. The Issuer represents, warrants and agrees that it has treated and agrees that it will treat each of the free writing prospectuses listed on Schedule III hereto as an Issuer Free Writing Prospectus, and that each such Issuer Free Writing Prospectus has fully complied and will fully comply with the applicable requirements of Rule 164 (“Rule 164”) and Rule 433 (“Rule 433”) under the Securities Act, including timely Commission filing where required, legending and record keeping.

(e) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the Closing Date or until any earlier date that Potomac Edison or the Issuer notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (i) Potomac Edison or the Issuer has promptly notified or will promptly notify the Representatives and (ii) Potomac Edison or the Issuer has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to Potomac Edison or the Issuer by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information set forth on Schedule IV hereto.

(f) The Issuer has been duly formed and is validly existing as a limited liability company in good standing under the Limited Liability Company Act of the State of Delaware, as amended, with full limited liability company power and authority to execute, deliver and perform its obligations under this Underwriting Agreement, the Bonds, the Sale Agreement, the Servicing Agreement, the Indenture, the Issuer Administration Agreement and the other agreements and instruments contemplated by the Pricing Prospectus (collectively, the “Issuer Documents”) and to own, lease and operate its properties and conduct its business as presently conducted and as set forth in or contemplated by the Pricing Prospectus; the Issuer has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where failure to so qualify or to be in good standing would not have a material adverse effect on the business, properties or financial condition of the Issuer; the Issuer has conducted and will conduct no business in the future that would be inconsistent with the description of the Issuer’s business set forth in the Pricing Prospectus; the Issuer is not a party to or bound by any agreement or instrument other than the Issuer Documents, other agreements or instruments incidental to its formation, and the transaction documents relating to the offer and sale of its Senior Secured Sinking Fund Environmental Control Bonds, Series A on April 11, 2007 (such documents, the “Series A Transaction Documents”, and such transaction, the “Series A Transaction”); the Issuer has no material liabilities or obligations other than those arising out of the transactions contemplated by the Issuer Document, the Series A Transaction, the applicable Series A Transaction Documents and as described in the Pricing Prospectus; PE Renaissance is the beneficial owner of all of the limited liability company interests of the Issuer; and based on current law, the Issuer is not classified as an association taxable as a corporation for United States federal income tax purposes.

(g) The issuance and sale of the Bonds by the Issuer, the purchase of the Environmental Control Property by the Issuer from Potomac Edison and the consummation of the transactions herein contemplated by the Issuer, and the fulfillment of the terms hereof on the part of the Issuer to be fulfilled, will not result in a breach of any of the terms or provisions of, or constitute a default, under the Issuer’s certificate of formation or the Issuer LLC Agreement (collectively, the “Issuer Formation Documents”), or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is now a party.

(h) This Underwriting Agreement has been duly authorized, executed and delivered by the Issuer, which has the necessary limited liability company power and authority to execute, deliver and perform its obligations under this Underwriting Agreement, and constitutes a valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting creditors’ or secured parties’ rights generally and by general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law; and limitations on enforceability of rights to indemnification or contribution by federal or state securities laws or regulations or by public policy.

(i) The Issuer (i) is not in violation of the Issuer Formation Documents, (ii) is not in default and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, except for any such defaults that would not, individually or in the aggregate, have a material adverse effect on its business, property or financial condition, and (iii) is not in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject, except for any such violations that would not, individually or in the aggregate, have a material adverse effect on its business, property or financial condition.

(j) The Indenture has been duly authorized by the Issuer, and, on the Closing Date, will have been duly executed and delivered by the Issuer and will be a valid and binding instrument, enforceable against the Issuer in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting creditors’ or secured parties’ rights generally and by general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law; and limitations on enforceability of rights to indemnification by federal or state securities laws or regulations or by public policy. On the Closing Date, the Indenture will (i) comply as to form in all material respects with the requirements of the Trust Indenture Act and (ii) conform in all material respects to the description thereof in the Pricing Prospectus and Final Prospectus.

(k) The Bonds have been duly authorized by the Issuer for issuance and sale to the Underwriters pursuant to this Underwriting Agreement and, when executed by the Issuer and authenticated by the Indenture Trustee in accordance with the Indenture and delivered to the Underwriters against payment therefor in accordance with the terms of this Underwriting Agreement, will constitute valid and binding obligations of the Issuer entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting creditors’ or secured parties’ rights generally and by general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law; and limitations on enforceability of rights to indemnification by federal or state securities laws or regulations or by public policy, and the Bonds conform in all material respects to the description thereof in the Pricing Prospectus and Final Prospectus. The Issuer has all requisite limited liability company power and authority to issue, sell and deliver the Bonds in accordance with and upon the terms and conditions set forth in this Underwriting Agreement and in the Pricing Prospectus and Final Prospectus.

(l) Other than as set forth or contemplated in the Pricing Prospectus, there is no litigation or governmental proceeding to which the Issuer is a party or to which any property of the Issuer is subject or which is pending or, to the knowledge of the Issuer, threatened against the Issuer that would reasonably be expected to, individually or in the aggregate, result in a material adverse effect on the Issuer’s business, property or financial condition.

(m) Other than any necessary action of the PSCWV, any filings required under the Statute or the Financing Order or as otherwise set forth or contemplated in the Pricing Prospectus, no approval, authorization, consent or order of any public board or body (except such as have been already obtained and other than in connection or in compliance with the provisions of applicable blue-sky laws or securities laws of any state, as to which the Issuer makes no representations or warranties), is legally required for the issuance and sale by the Issuer of the Bonds.

(n) The Issuer is not, and, after giving effect to the sale and issuance of the Bonds and application of the proceeds as described in the Final Prospectus, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

(o) Each of the Sale Agreement, the Servicing Agreement and the Issuer Administration Agreement has been duly authorized by the Issuer, and when executed and delivered by the Issuer and the other parties thereto, will constitute a valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting creditors’ or secured parties’ rights generally and by general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law, and limitations on enforceability of rights to indemnification by federal or state securities laws or regulations or by public policy.

4. Representations and Warranties of Potomac Edison. Potomac Edison represents and warrants to the several Underwriters that:

(a) At the time the Registration Statement initially became effective, at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether by post effective amendment, incorporated report or form of prospectus) and on the Effective Date relating to the Bonds, the Registration Statement, and the Indenture, on the Closing Date, fully complied and will fully comply in all material respects with the applicable requirements of the Securities Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; the Registration Statement, at each of the aforementioned dates, did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. As of the Applicable Time and as of the Closing Date, the Registration Statement and the Final Prospectus fully complied and will fully comply in all material respects to the requirements of the Securities Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder, and neither of such documents includes any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading; provided, that the foregoing representations and warranties in this paragraph (a) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to Potomac Edison or the Issuer by, or on behalf of, any Underwriter through the Representatives expressly for use in connection with the preparation of the Registration Statement or the Final Prospectus, or to any statements in or omissions from any Statement of Eligibility on Form T-1, or amendments thereto, of the Indenture Trustee filed as exhibits to the Registration Statement or to any statements or omissions made in the Registration Statement or Final Prospectus relating to the DTC Book-Entry System that are based solely on information contained in published reports of DTC.

(b) As of its date, at the Applicable Time, on the date of its filing, if applicable, and on the Closing Date, the Pricing Prospectus and each Issuer Free Writing Prospectus (other than the Pricing Term Sheet), considered together, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that (i) the principal amount of the Bonds, the initial principal balances, the scheduled final payment dates, the final maturity dates and the Expected Sinking Fund Schedule described in the Pricing Prospectus supersede any previously issued descriptions of such information and (ii) the interest rate, price to the public and underwriting discounts and commissions were not included in the Pricing Prospectus). The Pricing Term Sheet, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Bonds, considered together with the Pricing Prospectus and each other Issuer Free Writing Prospectus, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading. The two preceding sentences do not apply to statements in or omissions from the Pricing Prospectus, the Pricing Term Sheet or any other Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to Potomac Edison or the Issuer by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information set forth in Schedule IV hereto. Potomac Edison represents, warrants and agrees that it has treated and agrees that it will treat each of the free writing prospectuses listed on Schedule III hereto as an Issuer Free Writing Prospectus, and that each such Issuer Free Writing Prospectus has fully complied and will fully comply with the applicable requirements of Rule 164 and Rule 433, including timely Commission filing where required, legending and record keeping

(c) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the Closing Date or until any earlier date that Potomac Edison or the Issuer notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (i) Potomac Edison or the Issuer has promptly notified or will promptly notify the Representatives and (ii) Potomac Edison or the Issuer has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to Potomac Edison or the Issuer by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information set forth on Schedule IV hereto.

(d) Potomac Edison has been duly formed and is validly existing as a corporation in good standing under the laws of the States of Maryland and Virginia, has the corporate power and authority to execute, deliver and perform its obligations under this Underwriting Agreement, the Servicing Agreement, the Sale Agreement and the other agreements and instruments contemplated by the Pricing Prospectus (collectively, the “Potomac Edison Documents”) and to own, lease and operate its properties and to conduct its business as presently conducted and as set forth in or contemplated by the Pricing Prospectus, and is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the business, property or financial condition of Potomac Edison and its subsidiaries considered as a whole; Potomac Edison has conducted its business in a manner that is not inconsistent with the description of Potomac Edison’s business in the Pricing Prospectus. Potomac Edison is the beneficial owner of all of the limited liability company interests of PE Renaissance and such interests are owned free and clear of all liens, encumbrances, equities or claims.

(e) Potomac Edison has no significant subsidiaries within the meaning of Rule 1-02(w) of Regulation S-X under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(f) The sale by Potomac Edison of the Environmental Control Property to the Issuer and the consummation of the transactions herein contemplated by Potomac Edison, and the fulfillment of the terms hereof on the part of Potomac Edison to be fulfilled, will not result in a breach of any of the terms or provisions of, or constitute a default under, Potomac Edison’s articles of incorporation or bylaws (collectively, the “Potomac Edison Charter Documents”), or in a material breach of any of the terms of, or constitute a material default under, any indenture, mortgage, deed of trust or other agreement or instrument to which Potomac Edison is now a party.

(g) This Underwriting Agreement has been duly authorized, executed and delivered by Potomac Edison, which has the necessary corporate power and authority to execute, deliver and perform its obligations under this Underwriting Agreement, and constitutes a valid and binding obligation of Potomac Edison, enforceable against Potomac Edison in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting creditors’ or secured parties’ rights generally and by general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law, and limitations on enforceability of rights to indemnification or contribution by federal or state securities laws or regulations or by public policy.

(h) Potomac Edison (i) is not in violation of the Potomac Edison Charter Documents, (ii) is not in default and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, except for any such defaults that would not, individually or in the aggregate, have a material adverse effect on the business, property or financial condition of Potomac Edison and its subsidiaries considered as a whole, and (iii) is not in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject, except for any such violations that would not, individually or in the aggregate, have a material adverse effect on the business, property or financial condition of Potomac Edison and its subsidiaries considered as a whole.

(i) Except as set forth or contemplated in the Pricing Prospectus, there is no litigation or governmental proceeding to which Potomac Edison or any of its subsidiaries is a party or to which any property of Potomac Edison or any of its subsidiaries is subject or which is pending or, to the knowledge of Potomac Edison, threatened against Potomac Edison or any of its subsidiaries that would reasonably be expected to, individually or in the aggregate, result in a material adverse effect on the Issuer’s business, property, or financial condition or on Potomac Edison’s ability to perform its obligations under the Sale Agreement and the Servicing Agreement.

(j) Other than any necessary action of the PSCWV, any filings required under the Statute or Financing Order or as otherwise set forth or contemplated in the Pricing Prospectus, no approval, authorization, consent or order of any public board or body (except such as have been already obtained and other than in connection or in compliance with the provisions of applicable blue-sky laws or securities laws of any state, as to which Potomac Edison makes no representations or warranties), is legally required for the issuance and sale by the Issuer of the Bonds.

(k) Neither Potomac Edison, PE Renaissance nor the Issuer is, and after giving effect to the sale and issuance of the Bonds and application of the proceeds as described in the Final Prospectus, neither Potomac Edison, PE Renaissance nor the Issuer will be, an “investment company” within the meaning of the 1940 Act.

(l) Each of the Sale Agreement and the Servicing Agreement has been duly and validly authorized by Potomac Edison, and when executed and delivered by Potomac Edison and the other parties thereto each will constitute a valid and legally binding obligation of Potomac Edison, enforceable against Potomac Edison in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting creditors’ or secured parties’ rights generally and by general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law, and limitations on enforceability of rights to indemnification by federal or state securities laws or regulations or by public policy.

(m) There are no West Virginia transfer taxes related to the transfer of the Environmental Control Property or the issuance and sale of the Bonds to the Underwriters pursuant to this Underwriting Agreement required to be paid at or prior to the Closing Date by Potomac Edison or the Issuer.

(n) PE Renaissance has been duly formed and is validly existing as a limited liability company in good standing under the Limited Liability Company Act of the State of Delaware, as amended, with full limited liability company power and authority to own its properties and conduct its business as described in the Pricing Prospectus; PE Renaissance has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where failure to so qualify or to be in good standing would not have a material adverse effect on the business, properties or financial condition of the PE Renaissance; PE Renaissance has conducted and will conduct no business in the future that would be inconsistent with the description of the PE Renaissance’s business set forth in the Pricing Prospectus; PE Renaissance is not a party to or bound by any agreement and instrument other than agreements and instruments entered into in connection with the Series A Transaction (collectively, the “PE Documents”) and other agreements or instruments incidental to its formation; PE Renaissance has no material liabilities or obligations other than those arising out of the transactions contemplated by the PE Documents and as described in the Pricing Prospectus; PE Renaissance is the beneficial owner of all of the limited liability company interests of the Issuer and such interests are owned free and clear of all liens, encumbrances, equities or claims; and based on current law, PE Renaissance is not classified as an association taxable as a corporation for United States federal income tax purposes.

(o) Except as set forth or contemplated in the Pricing Prospectus, there is no litigation or governmental proceeding to which PE Renaissance or any of its subsidiaries is a party or to which any property of PE Renaissance or any of its subsidiaries is subject or which is pending or, to the knowledge of PE Renaissance, threatened against PE Renaissance or any of its subsidiaries that would reasonably be expected to, individually or in the aggregate, result in a material adverse effect on the Issuer’s business, property, or financial condition.

5. Investor Communications.

(a) The Issuer and Potomac Edison represent and agree that, unless they obtain the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Issuer and Potomac Edison and the Representatives, it has not made and will not make any offer relating to the Bonds that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” required to be filed by the Issuer or Potomac Edison, as applicable, with the Commission or retained by the Issuer or Potomac Edison, as applicable, under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Term Sheets and each other Free Writing Prospectus identified in Schedule III hereto.

(b) Potomac Edison and the Issuer (or the Representatives at the direction of the Issuer) will prepare a final pricing term sheet relating to the Bonds (the “Pricing Term Sheet”), containing only information that describes the final pricing terms of the Bonds and otherwise in a form consented to by the Representatives, and will file such final pricing term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date such final terms have been established for all classes of the offering of the Bonds. The Pricing Term Sheet is an Issuer Free Writing Prospectus for purposes of this Agreement.

(c) Each Underwriter may provide to investors one or more of the Free Writing Prospectuses, including the Term Sheets, subject to the following conditions:

(i) Unless preceded or accompanied by a prospectus satisfying the requirements of Section 10(a) of the Securities Act, an Underwriter shall not convey or deliver any Written Communication (as defined herein) to any person in connection with the initial offering of the Bonds, unless such Written Communication (i) is made in reliance on Rule 134 under the Securities Act, (ii) constitutes a prospectus satisfying the requirements of Rule 430A, (iii) is an Issuer Free Writing Prospectus listed on Schedule III hereto or (iv) is an Underwriter Free Writing Prospectus (as defined below). “Written Communication” has the same meaning as that term is defined in Rule 405. An “Underwriter Free Writing Prospectus” means any free writing prospectus that contains only preliminary or final terms of the Bonds and is not required to be filed by Potomac Edison or the Issuer pursuant to Rule 433 and that contains information substantially the same as the information contained in the Pricing Prospectus or Pricing Term Sheet (including, without limitation, (i) the class, size, rating, price, CUSIPs, coupon, yield, spread, benchmark, status and/or legal maturity date of the Bonds, expected first and final payment dates, trade date, settlement date, transaction parties, credit enhancement, roadshow details, ERISA eligibility, legal investment status and payment window of one or more classes of Bonds and (ii) a column or other entry showing the status of the subscriptions for the Bonds, both for the Bonds as a whole and for each Underwriter’s retention, and/or expected pricing parameters of the Bonds).

(ii) Each Underwriter shall comply with all applicable laws and regulations in connection with the use of Free Writing Prospectuses and Term Sheets, including but not limited to Rule 164 and Rule 433.

(iii) All Free Writing Prospectuses provided to investors, whether or not filed with the Commission, shall bear a legend including substantially the following statement:

The Issuers have filed registration statements (including prospectuses) (Registration Nos. 333-162749 and 333-163488, respectively) with the SEC for the offerings to which this communication relates. Before you invest, you should read the prospectus in those registration statements and other documents the Issuers have filed with the SEC for more complete information about the Issuers and these offerings. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Issuers, any underwriter or any dealer participating in the offerings will arrange to send you the prospectus if you request it by calling toll free at (212) 336-145 (Jefferies & Company, Inc.) or (212) 830-4534 (The Williams Capital Group, L.P.).

The Issuer and the Representatives shall have the right to require additional specific legends or notations to appear on any Free Writing Prospectus, the right to require changes regarding the use of terminology and the right to determine the types of information appearing therein with the approval of, in the case of the Issuer, Representatives and, in the case of the Representatives, the Issuer (which in either case shall not be unreasonably withheld).

(iv) Each Underwriter covenants with the Issuer and Potomac Edison that after the Final Prospectus is available such Underwriter shall not distribute any written information concerning the Bonds to an investor unless such information is preceded or accompanied by the Final Prospectus or by notice to the investor that the Final Prospectus is available for free by visiting EDGAR on the SEC website at www.sec.gov.

(v) Each Underwriter agrees and covenants that (a) no information that is conveyed to investors has been or will be inconsistent with the information contained in the Registration Statement, the Pricing Prospectus and each Issuer Free Writing Prospectus, and (b) if an Underwriter shall use an Underwriter Free Writing Prospectus, the liability arising from its use shall be the sole responsibility of the Underwriter using such Underwriter Free Writing Prospectus unless the Underwriter Free Writing Prospectus was consented to in advance by Potomac Edison and the Issuer; provided, however, that, for the avoidance of doubt, (i) this clause (v) shall not be interpreted as tantamount to the indemnification obligations contained in Section 11(b) hereof and (ii) no Underwriter shall be responsible for any “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) giving rise to such Underwriter liability provided by the Issuer or Potomac Edison for inclusion in the Registration Statement, the Pricing Prospectus or any Issuer Free Writing Prospectus or otherwise previously provided by the Issuer or Potomac Edison to such Underwriter for use in such Underwriter Free Writing Prospectus.

6. Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Issuer shall sell to each of the Underwriters, and each Underwriter shall purchase from the Issuer, at the time and place herein specified, severally and not jointly, at the purchase price set forth in Schedule I hereto, the principal amount of the Bonds set forth opposite such Underwriter’s name in Schedule II hereto. The Underwriters agree to make a public offering of the Bonds. The Issuer shall pay (in the form of a discount to the principal amount of the offered Bonds) to the Underwriters a commission equal to $129,060.

7. Time and Place of Closing. Delivery of the Bonds against payment of the aggregate purchase price therefor by wire transfer in federal funds shall be made at the place, on the date and at the time specified in Schedule I hereto, or at such other place, time and date as shall be agreed upon in writing by the Issuer and the Representatives. The hour and date of such delivery and payment are herein called the “Closing Date.” The Bonds shall be delivered to DTC or to U.S. Bank National Association, as custodian for DTC, in fully registered global form registered in the name of Cede & Co., for the respective accounts specified by the Representatives not later than the close of business on the business day preceding the Closing Date or such other time as may be agreed upon by the Representatives. The Issuer agrees to make the Bonds available to the Representatives for checking purposes not later than 3:00 P.M. New York Time on the last business day preceding the Closing Date at the place specified for delivery of the Bonds in Schedule I hereto, or at such other place as the Issuer may specify.

If any Underwriter shall fail or refuse to purchase and pay for the aggregate principal amount of Bonds that such Underwriter has agreed to purchase and pay for hereunder, the Issuer shall immediately give notice to the other Underwriters of the default of such Underwriter, and the other Underwriters shall have the right, but not the obligation, within 24 hours after the receipt of such notice to determine to purchase, or to procure one or more others, who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (or, if not members of FINRA, who are not eligible for membership in FINRA and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with FINRA’s Conduct Rules) and reasonably satisfactory to the Issuer, to purchase, upon the terms herein set forth, the aggregate principal amount of Bonds that the defaulting Underwriter had agreed to purchase. If any non-defaulting Underwriter or Underwriters shall determine to exercise such right, such Underwriter or Underwriters shall give written notice to the Issuer of the determination in that regard within 24 hours after receipt of notice of any such default, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Issuer shall determine. If in the event of such a default no non-defaulting Underwriter shall give such notice, then this Underwriting Agreement may be terminated by the Issuer, upon like notice given to the non-defaulting Underwriters, within a further period of 24 hours. If in such case the Issuer shall not elect to terminate this Underwriting Agreement it shall have the right, irrespective of such default:

(a) to require each non-defaulting Underwriter to purchase and pay for the respective aggregate principal amount of Bonds that it had agreed to purchase hereunder as hereinabove provided and, in addition, the aggregate principal amount of Bonds that the defaulting Underwriter shall have so failed to purchase up to aggregate principal amount of Bonds equal to one tenth (1/10) of the aggregate principal amount of Bonds that such non-defaulting Underwriter has otherwise agreed to purchase hereunder, and/or

(b) to procure one or more persons, reasonably acceptable to the Representatives, who are members of FINRA (or, if not members of FINRA, who are not eligible for membership in FINRA and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with FINRA’s Conduct Rules), to purchase, upon the terms herein set forth, either all or a part of the aggregate principal amount of Bonds that such defaulting Underwriter had agreed to purchase or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).

In the event the Issuer shall exercise its rights under (a) and/or (b) above, the Issuer shall give written notice thereof to the non-defaulting Underwriters within such further period of 24 hours, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Issuer shall determine.

In the computation of any period of 24 hours referred to in this Section 7, there shall be excluded a period of 24 hours in respect of each Saturday, Sunday or legal holiday that would otherwise be included in such period of time.

Any action taken by the Issuer under this Section 7 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Underwriting Agreement. Termination by the Issuer under this Section 7 shall be without any liability on the part of the Issuer, Potomac Edison or any non-defaulting Underwriter, except as otherwise provided in Sections 8(a)(viii) and 11 hereof.

8. Covenants.

(a) Covenants of the Issuer. The Issuer covenants and agrees with the several Underwriters that:

(i) The Issuer will upon request promptly deliver to the Representatives and Counsel to the Underwriters (as defined below) a signed copy of the Registration Statement as originally filed or, to the extent a signed copy is not available, a conformed copy, certified by an officer of the Issuer to be in the form as originally filed, including all amendments thereto.

(ii) The Issuer will deliver to the Underwriters, as soon as practicable after the date hereof, as many copies of the Pricing Prospectus and the Final Prospectus as they may reasonably request.

(iii) The Issuer will cause the Final Prospectus to be filed with the Commission pursuant to Rule 424 under the Securities Act (“Rule 424”) as soon as practicable and advise the Underwriters of any stop order suspending the effectiveness of the Registration Statement or the institution of any proceeding therefor of which Issuer shall have received notice. The Issuer will use its reasonable best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. The Issuer has complied and will comply with Rule 433 in connection with the offering of the Bonds.

(iv) As soon as practicable, but not later than 12 months after the date hereof, the Issuer will make generally available to its security holders, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act with respect to the Bonds.

(v) The Issuer will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Bonds for offer and sale under the blue-sky laws of such jurisdictions as the Representatives may designate; provided that neither the Issuer nor Potomac Edison shall be required to qualify as a foreign limited liability company or corporation, as the case may be, or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or meet any other requirements reasonably deemed by the Issuer or Potomac Edison, as applicable, to be unduly burdensome.

(vi) The Issuer will not file any amendment to the Registration Statement or amendment or supplement to the Final Prospectus during the period when a prospectus relating to the Bonds is required to be delivered under the Securities Act, without prior notice to the Underwriters, or to which Day Pitney LLP, who are acting as counsel for the Underwriters (“Counsel for the Underwriters”), shall reasonably object by written notice to Potomac Edison and the Issuer.

(vii) If, during such period of time (not exceeding nine months) after the Final Prospectus has been filed with the Commission pursuant to Rule 424 as in the opinion of Counsel for the Underwriters a prospectus covering the Bonds is required by law to be delivered in connection with sales by an Underwriter or dealer (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act (“Rule 172”)), any event relating to or affecting the Issuer, the Bonds or the Environmental Control Property or of which the Issuer shall be advised in writing by the Representatives shall occur that in the Issuer’s reasonable judgment after consultation with Counsel for the Underwriters should be set forth in a supplement to, or an amendment of, the Final Prospectus in order to make the Final Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser (including in circumstances where such requirement may be satisfied pursuant to Rule 172), the Issuer will, at its expense, amend or supplement the Final Prospectus by either (A) preparing and furnishing to the Underwriters at the Issuer’s expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Final Prospectus or (B) making an appropriate filing pursuant to Section 13 or Section 15 of the Exchange Act, which will supplement or amend the Final Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Final Prospectus is delivered to a purchaser (including in circumstances where such requirement may be satisfied pursuant to Rule 172), not misleading; provided that should such event relate solely to the activities of any of the Underwriters, then such Underwriters shall assume the expense of preparing and furnishing any such amendment or supplement.

(viii) The Issuer will, except as herein provided, pay or cause to be paid all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing by it of the Registration Statement, Pricing Prospectus and Final Prospectus, (ii) the issuance and delivery of the Bonds as provided in Section 7 hereof (including, without limitation, reasonable fees and disbursements of Counsel for the Underwriters and all trustee, rating agency and PSCWV financial advisor fees), (iii) the qualification of the Bonds under blue-sky laws, (iv) the printing and delivery to the Underwriters of reasonable quantities of the Registration Statement, the Pricing Prospectus and Final Prospectus and (v) any amendment or supplement to the Registration Statement, Pricing Prospectus, or Issuer Free Writing Prospectus required to be filed with the Commission to correct any untrue statement of a material fact or omission of any statement necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, the result of which requires the reforming of any contracts of sale of the Bonds made by the Underwriters (including any damages or other amounts payable in connection with legal and contractual liability). If this Underwriting Agreement shall be terminated in accordance with the provisions of Section 10 or 12 hereof, the Issuer shall not be required to pay any amount for any expenses of the Underwriters or for any fees and expenses of counsel for the PSCWV financial advisor, except that the Issuer will reimburse the Underwriters for their reasonable out-of-pocket expenses, in an aggregate amount not exceeding $100,000, incurred in contemplation of the performance of this Underwriting Agreement and will reimburse the Underwriters for the reasonable fees and disbursements of Counsel for the Underwriters. The Issuer shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

(ix) During the period from the date of this Underwriting Agreement to the date that is five days after the Closing Date, the Issuer will not, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities (other than the Bonds).

(x) To the extent, if any, that any rating necessary to satisfy the condition set forth in Section 9(z) of this Underwriting Agreement is conditioned upon the furnishing of documents or the taking of other actions by the Issuer on or after the Closing Date, the Issuer shall furnish such documents and take such other actions.

(xi) For a period from the date of this Underwriting Agreement until the retirement of the Bonds or until such time as the Underwriters shall cease to maintain a secondary market in the Bonds, whichever occurs first, the Issuer shall, to the extent permitted by and consistent with the Issuer’s obligations under applicable law, make available on the website associated with the Issuer’s parent, such periodic reports, if any, as are required from time to time under Section 13 or Section 15(d) of the Exchange Act. The Issuer shall also, to the extent permitted by and consistent with the Issuer’s obligations under applicable law, include in the periodic and other reports to be filed with the Commission as provided above, such information as required by Section 3.07(e) of the Indenture with respect to the Bonds. To the extent that the Issuer’s obligations are terminated or limited by an amendment to Section 3.07(e) of the Indenture, or otherwise, such obligations shall be correspondingly terminated or limited hereunder.

(xii) During a period of one year from the effective date of the Registration Statement, to furnish to the Representatives (A) as soon as they are available, copies of any reports and financial statements of the Issuer furnished to or filed with the Commission, other than such reports and financial statements that are publicly available on the Commission’s EDGAR system; and (B) such additional information concerning the business and financial condition of the Issuer as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Issuer are consolidated in reports furnished to its shareholders generally or to the Commission).

(xiii) The Issuer will file with the Commission such information on Form 10-D or Form 10-K as may be required by Rule 463 under the Securities Act.

(xiv) If the Issuer elects to rely upon Rule 462(b) under the Securities Act (“Rule 462(b)”), the Issuer shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Issuer shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(b) Covenants of Potomac Edison. Potomac Edison covenants and agrees with the several Underwriters that, to the extent that the Issuer has not already performed such act pursuant to Section 8(a):

(i) To the extent permitted by applicable law and the agreements and instruments that bind Potomac Edison, Potomac Edison will use its reasonable best efforts to cause the Issuer to comply with the covenants set forth in Section 8(a) hereof.

(ii) Potomac Edison will use its reasonable best efforts to prevent the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement and, if issued, to obtain as soon as possible the withdrawal thereof.

(iii) If, during such period of time (not exceeding nine months) after the Final Prospectus has been filed with the Commission pursuant to Rule 424 as in the opinion of Counsel for the Underwriters a prospectus covering the Bonds is required by law to be delivered in connection with sales by an Underwriter or dealer, any event relating to or affecting Potomac Edison, the Bonds or the Environmental Control Property or of which Potomac Edison shall be advised in writing by the Representatives shall occur that in Potomac Edison’s reasonable judgment after consultation with Counsel for the Underwriters should be set forth in a supplement to, or an amendment of, the Final Prospectus in order to make the Final Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, Potomac Edison will cause the Issuer, at Potomac Edison’s or the Issuer’s expense, to amend or supplement the Final Prospectus by either (A) preparing and furnishing to the Underwriters at Potomac Edison’s or the Issuer’s expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Final Prospectus or (B) causing the Issuer to make an appropriate filing pursuant to Section 13 or Section 15 of the Exchange Act, which will supplement or amend the Final Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Final Prospectus is delivered to a purchaser, not misleading; provided that should such event relate solely to the activities of any of the Underwriters, then such Underwriters shall assume the expense of preparing and furnishing any such amendment or supplement.

(iv) During the period from the date of this Underwriting Agreement to the date that is five days after the Closing Date, Potomac Edison will not, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities (other than the Bonds).

(v) Potomac Edison will cause the proceeds for the issuance and sale of the Bonds to be applied for the purposes described in the Pricing Prospectus.

(vi) To the extent, if any, that any rating necessary to satisfy the condition set forth in Section 9(z) of this Underwriting Agreement is conditioned upon the furnishing of documents or the taking of other actions by Potomac Edison on or after the Closing Date, Potomac Edison shall furnish such documents and take such other actions.

9. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Bonds shall be subject to the accuracy of the representations and warranties on the part of the Issuer and Potomac Edison contained in this Underwriting Agreement, on the part of Potomac Edison contained in Article III of the Sale Agreement, and contained in Section 5.01 of the Servicing Agreement as of the Closing Date, to the accuracy of the statements of the Issuer and Potomac Edison made in any certificates pursuant to the provisions hereof, to the performance by the Issuer and Potomac Edison of their obligations hereunder, and to the following additional conditions:

(a) The Final Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York time, on the second business day after the date of this Underwriting Agreement. In addition, all material required to be filed by the Issuer or Potomac Edison pursuant to Rule 433(d) under the Securities Act that was prepared by either of them or that was prepared by any Underwriter and timely provided to the Issuer or Potomac Edison shall have been filed with the Commission within the applicable time period prescribed for such filing by such Rule 433(d).

(b) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date; and the Underwriters shall have received one or more certificates, dated the Closing Date and signed by an officer of Potomac Edison and the Issuer, as appropriate, to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before, or to the knowledge of Potomac Edison or the Issuer, as the case may be, threatened by, the Commission.

(c) The Issuer shall have complied with the provisions of Section 8(a)(ii) hereof with respect to the furnishing of prospectuses.

(d) Day Pitney LLP, Counsel for the Underwriters, shall have furnished to the Representatives their written opinion or opinions, dated the Closing Date, in a form or forms acceptable to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to render such opinion or opinions.

(e) Richards, Layton & Finger, P.A., special Delaware counsel for Potomac Edison and the Issuer, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(e) and such other matters as the Representatives may reasonably request.

(f) Richards, Layton & Finger, P.A., special Delaware counsel for Potomac Edison and the Issuer, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(f) and such other matters as the Representatives may reasonably request.

(g) Morgan, Lewis & Bockius LLP, counsel for the Issuer and Potomac Edison, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(g) and such other matters as the Representatives may reasonably request.

(h) DLA Piper US LLP, Jackson Kelly PLLC, and Amanda J. Skov, Esq., Assistant General Counsel of Allegheny Energy, Inc., each counsel for the Issuer and Potomac Edison, shall have furnished to the Representatives their written opinions, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(h)(i), Exhibit 9(h)(ii), and Exhibit 9(h)(iii), respectively, and such other matters as the Representatives may reasonably request.

(i) Morgan, Lewis & Bockius LLP, counsel for the Issuer and Potomac Edison, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(i) and such other matters as the Representatives may reasonably request.

(j) Morgan, Lewis & Bockius LLP, counsel for the Issuer and Potomac Edison, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(j) and such other matters as the Representatives may reasonably request.

(k) Jackson Kelly PLLC, counsel for the Issuer and Potomac Edison, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(k) and such other matters as the Representatives may reasonably request.

(l) Morgan, Lewis & Bockius LLP, counsel for the Issuer and Potomac Edison, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(l) and such other matters as the Representatives may reasonably request.

(m) [RESERVED]

(n) Jackson Kelly PLLC, counsel for the Issuer and Potomac Edison, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(m) and such other matters as the Representatives may reasonably request.

(o) Morgan, Lewis & Bockius LLP, counsel for the Issuer and Potomac Edison, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(o) and such other matters as the Representatives may reasonably request.

(p) Dorsey & Whitney LLP, counsel for the Indenture Trustee, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(p) and such other matters as the Representatives may reasonably request.

(q) Jackson Kelly PLLC, counsel for the Issuer and Potomac Edison, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(q) and such other matters as the Representatives may reasonably request.

(r) Jackson Kelly PLLC, counsel for the Issuer and Potomac Edison, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(r) and such other matters as the Representatives may reasonably request.

(s) Morgan, Lewis & Bockius LLP, counsel for the Issuer and Potomac Edison, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(s) and such other matters as the Representatives may reasonably request.

(t) Richards, Layton & Finger, P.A., special Delaware counsel for the Issuer and Potomac Edison, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(t) and such other matters as the Representatives may reasonably request.

(u) Jackson Kelly PLLC, counsel for the Issuer and Potomac Edison, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(u) and such other matters as the Representatives may reasonably request.

(v) Morgan, Lewis & Bockius LLP, counsel for the Issuer and Potomac Edison, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(v) and such other matters as the Representatives may reasonably request.

(w) Morgan, Lewis & Bockius LLP, counsel for the Issuer and Potomac Edison, shall have furnished to the Representatives their written opinion, dated the Closing Date and in form and substance reasonably acceptable to the Representatives, addressing the matters set forth in Exhibit 9(w) and such other matters as the Representatives may reasonably request.

(x) Pricewaterhouse Coopers LLP shall have furnished to the Representatives on the date hereof and on the Closing Date, letters, the first dated the date hereof and the second dated the Closing Date, each in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to certain financial, accounting, and statistical information contained in the Pricing Prospectus and the Final Prospectus.

(y) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Pricing Prospectus and the Final Prospectus, there shall not have been any change specified in the certificates required by subsection (cc) of this Section 9 which is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Bonds as contemplated by the Registration Statement and the Final Prospectus.

(z) The Issuer LLC Agreement, the Issuer Administration Agreement, the Sale Agreement, the Servicing Agreement and the Series Supplement and any amendment or supplement to any of the foregoing shall have been executed and delivered.

(aa) Since the respective dates as of which information is given in each of the Registration Statement and in the Pricing Prospectus and as of the Closing Date there shall have been no (i) material adverse change in the business, property or financial condition of Potomac Edison and its subsidiaries, taken as a whole, or the Issuer or (ii) adverse development concerning the business or assets of Potomac Edison and its subsidiaries, taken as a whole, or the Issuer which would be reasonably likely to result in a material adverse change in the prospective business, property or financial condition of Potomac Edison and its subsidiaries, taken as a whole, whether or not in the ordinary course of business, or the Issuer or (iii) development which would be reasonably likely to result in a material adverse change in the Environmental Control Property, the Bonds or the Financing Order.

(bb) At the Closing Date, (i) the Bonds shall be rated at least “Aaa”, “AAA”, and “AAA” by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”), respectively, and the Issuer shall have delivered to the Underwriters a letter from each such rating agency, or other evidence satisfactory to the Underwriters, confirming that the Bonds have such ratings, and (ii) neither Moody’s, S&P nor Fitch shall have, since the date of this Underwriting Agreement, downgraded or publicly announced that it has under surveillance or review, with possible negative implications, its ratings of the Bonds.

(cc) The Issuer and Potomac Edison shall have furnished or caused to be furnished to the Representatives at the Closing Date certificates of officers of Potomac Edison and the Issuer, as the case may be, reasonably satisfactory to the Representatives, as to the accuracy of the representations and warranties of Potomac Edison and the Issuer, in the Sale Agreement, Servicing Agreement, the Indenture and the Series Supplement at and as of the Closing Date, as to the performance by the Issuer and Potomac Edison of all of their obligations hereunder to be performed at or prior to such Closing Date, as to the matters set forth in subsections (b) and (aa) of this Section 9 and as to such other matters as the Representatives may reasonably request.

(dd) An issuance advice letter, in a form consistent with the provisions of the Financing Order, shall have been filed with the PSCWV and shall have become effective.

(ee) On or prior to the Closing Date, the Issuer shall have delivered to the Representatives evidence, in form and substance reasonably satisfactory to the Representatives, that appropriate filings have been or are being made in accordance with the Statute, the

Financing Order and other applicable law reflecting the grant of a security interest by the Issuer in the collateral relating to the Bonds to the Indenture Trustee, including the filing of the requisite notices in the office of the Secretary of State of the State of West Virginia.

(ff) On or prior to the Closing Date, PE Renaissance shall have funded the capital subaccount of the Issuer with cash in an amount equal to $107,550.

(gg) The Issuer and Potomac Edison shall have furnished or caused to be furnished or agree to furnish to the Rating Agencies at the Closing Date such opinions and certificates as the Rating Agencies shall have reasonably requested prior to such Closing Date.

10. Conditions of Issuer’s Obligations. The obligation of the Issuer to deliver the Bonds shall be subject to the conditions that no stop order suspending the effectiveness of the Registration Statement shall be in effect at the Closing Date and no proceeding for that purpose shall be pending before, or threatened by, the Commission at the Closing Date and the issuance advice letter described in Section 9(dd) shall have become effective. In case these conditions shall not have been fulfilled, this Underwriting Agreement may be terminated by the Issuer upon notice thereof to the Underwriters. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 8(a)(viii) and 11 hereof.

11. Indemnification and Contribution.

(a) Potomac Edison and the Issuer, jointly and severally, shall indemnify, defend and hold harmless each Underwriter, each Underwriter’s members, managers, employees, agents, officers and directors and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Underwriter and person for any reasonable legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) as and when incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Pricing Prospectus, the Final Prospectus and, together with the Pricing Prospectus, the Issuer Free Writing Prospectuses, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, collectively, or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading or (iii) any information prepared by or on behalf of Potomac Edison or the Issuer and provided to the Underwriters; provided, however, that the indemnity agreement contained in this Section 11 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, in each case if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Issuer or Potomac Edison by any Underwriter, by or through the Representatives, expressly for use in connection with the preparation of the Registration Statement, the Pricing Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement that shall constitute the Statement of Eligibility under the Trust Indenture Act of the Indenture Trustee with respect to any indenture qualified pursuant to the Registration Statement; and provided further, that the indemnity agreement contained in this Section 11 shall not inure to the benefit of any Underwriter (or of any member, manager, employee, agent, officer or director of such Underwriter or of any person controlling such Underwriter within the meaning of Section 15 of the Securities Act) on account of any such losses, claims, damages, liabilities, expenses or actions, joint or several, arising from the sale of the Bonds to any person if a copy of the Pricing Prospectus (including any amendment or supplement thereto if any amendments or supplements thereto shall have been furnished to the Underwriters at or prior to the time of the sale involved) shall not have been given or sent to such person by or on behalf of such Underwriter with or prior to the sale of the Bonds to such person unless the alleged omission or alleged untrue statement was not corrected in the Pricing Prospectus (including any amendment or supplement thereto if any amendments or supplements thereto shall have been furnished to the Underwriters at or prior to the time of the sale involved) at the time of such sale. The indemnity agreement of Potomac Edison and the Issuer contained in this Section 11 and the representations and warranties of the Issuer and Potomac Edison contained in Sections 3 and 4 hereof shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement or of any investigation made by or on behalf of any Underwriter, its officers or its directors or any such controlling person, and shall survive the delivery of the Bonds.

(b) Each Underwriter shall severally indemnify, defend and hold harmless Potomac Edison and the Issuer, each of Potomac Edison’s and the Issuer’s officers, directors, and managers, and each person who controls the Issuer or Potomac Edison within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any reasonable legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) as and when incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Pricing Prospectus, the Final Prospectus and, together with the Pricing Prospectus, the Issuer Free Writing Prospectuses, collectively, or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; if such statement or omission was made in reliance upon and in conformity with information furnished in writing to Potomac Edison or the Issuer by such Underwriter, through the Representatives, expressly for use in connection with the preparation of the Registration Statement, the Pricing Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any of them. The only information furnished to Potomac Edison and the Issuer by the Underwriters in writing expressly for use in such foregoing documents is set forth in Schedule IV hereto. The indemnity agreement of the respective Underwriters contained in this Section 11 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement or of any investigation made by or on behalf of Potomac Edison or the Issuer, their directors, managers or officers, any such Underwriter, or any such controlling person, and shall survive the delivery of the Bonds.

(c) Potomac Edison, the Issuer and the several Underwriters each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought under (a) or (b) above, but the failure to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability hereunder to the extent such indemnifying party or parties is/are not materially prejudiced as a result of such failure to notify and in any event shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action (including impleaded parties) include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by a single counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, whose reasonable fees and expenses shall be paid by such indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) representing the indemnified parties who are parties to such action). Each of Potomac Edison, the Issuer and the several Underwriters agrees that without the other party’s prior written consent, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim in respect of which indemnification may be sought under the indemnification provisions of this Underwriting Agreement, unless such settlement, compromise or consent (i) includes an unconditional release of such other party from all liability arising out of such claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other party.

(d) If the indemnification provided for in subparagraph (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in subparagraph (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect (i) the relative benefits received by Potomac Edison and the Issuer on the one hand and the Underwriters on the other hand from the offering of the Bonds pursuant to this Underwriting Agreement or (ii) if an allocation solely on the basis provided by clause (i) is not permitted by applicable law or is inequitable or against public policy, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which have resulted in such losses, claims, damages, liabilities and expenses and (iii) any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Potomac Edison, the Issuer and each of the Underwriters agree that it would not be just and equitable if contributions pursuant to this subparagraph (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute in excess of the amount equal to the excess of (i) the total underwriting fees, discounts and commissions received by it, over (ii) the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The obligations of each Underwriter to contribute pursuant to this Section 11 are several and not joint and shall be in the same proportion as such Underwriter’s obligation to underwrite Bonds is to the total number of Bonds set forth in Schedule II hereto.

12. Termination. This Underwriting Agreement may be terminated, at any time prior to the Closing Date with respect to the Bonds by the Representatives by written notice to the Issuer if after the date hereof and at or prior to the Closing Date (a) there shall have occurred any general suspension of trading in securities on the New York Stock Exchange (“NYSE”) or there shall have been established by the NYSE, or the over-the-counter market, or by the Commission any general limitation on prices for such trading or any general restrictions on the distribution of securities, or a general banking moratorium declared by New York or federal authorities or (b) there shall have occurred any (i) material outbreak of hostilities (including, without limitation, an act of terrorism) or (ii) declaration by the United States of war or national or international calamity or crisis, including, but not limited to, a material escalation of hostilities that existed prior to the date of this Underwriting Agreement or (iii) material adverse change in the financial markets in the United States, and the effect of any such event specified in clause (a) or (b) above on the financial markets of the United States shall be such as to materially and adversely affect, in the reasonable judgment of the Representatives, their ability to proceed with the public offering or the delivery of the Bonds on the terms and in the manner contemplated by the Final Prospectus. Any termination hereof pursuant to this Section 12 shall be without liability of any party to any other party except as otherwise provided in Sections 8(a)(viii) and 11 hereof.

13. Absence of Fiduciary Relationship. The Issuer and Potomac Edison each acknowledge and agree that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Issuer and Potomac Edison with respect to the offering of the Bonds contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Issuer or Potomac Edison. Additionally, none of the Underwriters is advising the Issuer or Potomac Edison as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Issuer and Potomac Edison shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Issuer or Potomac Edison with respect thereto. Any review by the Underwriters of the Issuer or Potomac Edison, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Issuer or Potomac Edison.

14. Venue. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against Potomac Edison or the Issuer brought by any Underwriter or by any person who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any federal or state court located in the State of New York (each, a “New York Court”), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding, (iii) waives, to the fullest extent it may effectively do so, any objection based on the absence of a necessary or indispensable party in any such proceeding, and (iv) submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. Potomac Edison and the Issuer each irrevocably waives any immunity to jurisdiction to which they may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against them arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York Court or in any foreign court. To the fullest extent permitted by law, the Issuer hereby waives any objection to the enforcement by any competent foreign court of any judgment validly obtained in any such proceeding. The provisions of this Section 14 shall survive any termination of this Agreement, in whole or in part.

15. Notices. All communications hereunder will be in writing and may be given by United States mail, courier service, telecopy, telefax or facsimile (confirmed by telephone or in writing in the case of notice by telecopy, telefax or facsimile) or any other customary means of communication, and any such communication shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, and if sent to the Representatives, to them at the addresses specified in Schedule I hereto; and if sent to Potomac Edison, to it at 800 Cabin Hill Drive, Greensburg, Pennsylvania 15601, Attention: Amanda J. Skov, Esq.; and if sent to the Issuer, to it at 800 Cabin Hill Drive, Greensburg, Pennsylvania 15601, Attention: Amanda J. Skov, Esq. The parties hereto, by notice to the others, may designate additional or different addresses for subsequent communications.

16. Successors. This Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the members, managers, employees, agents, officers and directors and controlling persons referred to in Section 11 hereof, and no other person will have any right or obligation hereunder.

17. Applicable Law. This Underwriting Agreement will be governed by and construed in accordance with the laws of the State of New York.

18. Counterparts. This Underwriting Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

19. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Issuer, Potomac Edison and the Underwriters, or any of them, with respect to the subject matter hereof.

[Remainder of page intentionally left blank; signature page follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among Potomac Edison the Issuer and the several Underwriters.

Very truly yours,

PE ENVIRONMENTAL FUNDING LLC

By:	/s/ Barry E. Pakenham
Name:	Barry E. Pakenham
Title:	Treasurer

THE POTOMAC EDISON COMPANY

By:	/s/ Barry E. Pakenham
Name:	Barry E. Pakenham
Title:	Treasurer

Signature Page to Potomac Edison Underwriting Agreement

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto.

JEFFERIES & COMPANY, INC.

By:	/s/ Tom Jacobs
Tom Jacobs
Managing Director

Signature Page to Potomac Edison Underwriting Agreement

SCHEDULE I

Underwriting Agreement dated December 16, 2009

Registration Statement No. 333-163488

Representatives:

Jefferies & Company, Inc.

Title, Purchase Price and Description of Bonds:

Senior Secured ROC Bonds, Environmental Control Series B

Total Principal Amount of Bonds	Bond Rate	Price to Public	Underwriting Discounts and Commissions	Proceeds to Issuer
$21,510,000	5.127%	100%	0.60%	$21,380,940

Original Issue Discount (if any):	None.

Redemption provisions:	None.

Closing Date, Time and Location (for delivery of the Bonds):	December 23, 2009 12:00 P.M. New York City time Morgan, Lewis & Bockius LLP 101 Park Avenue New York, NY 10178

SCHEDULE II

Principal Amount of Bonds to be Purchased

Underwriter	Principal Amount
Jefferies & Company, Inc.	$19,359,000
The Williams Capital Group, L.P.	$2,151,000

Total	$21,510,000

SCHEDULE III

Schedule of Issuer Free Writing Prospectuses

A.	Free Writing Prospectuses not required to be filed

None.

B.	Free Writing Prospectuses Required to be filed pursuant to Rule 433

Preliminary Term Sheet

Pricing Term Sheet

SCHEDULE IV

DESCRIPTIVE LIST OF UNDERWRITER PROVIDED INFORMATION

A.	Pricing Prospectus

None.

B.	Final Prospectus

The seventh and ninth full paragraphs under the section captioned “Plan of Distribution.”

EXHIBIT 9(e)

MATTERS TO BE COVERED IN OPINION OF SPECIAL

DELAWARE COUNSEL FOR POTOMAC EDISON AND THE ISSUER

A federal bankruptcy court would hold that Delaware law, and not federal law, governs the determination of what persons or entities have authority to file a voluntary bankruptcy petition on behalf of the Issuer.

-Exhibit 9(e)-1-

EXHIBIT 9(f)

MATTERS TO BE COVERED IN OPINION OF SPECIAL

DELAWARE COUNSEL FOR POTOMAC EDISON AND THE ISSUER

(1) The Financing Statement (as defined in such opinion) is in an appropriate form for filing in the State of Delaware under Section 9-502(a) and 9-516 of the Delaware UCC (as hereinafter defined).

(2) Insofar as Article 9 of the Uniform Commercial Code as in effect in the State of Delaware on the date hereof (the “Delaware UCC”) is applicable (without regard to conflict of laws principles), upon the filing of the Financing Statement with the Division (as defined in such opinion), the Indenture Trustee will have a perfected security interest in the Issuer’s rights in that portion of the Collateral described in the Financing Statement in which a security interest may be perfected by the filing of a UCC financing statement with the Division (the “Filing Collateral”) and the proceeds (as defined in Section 9-102(a)(64) of the Delaware UCC) thereof, and such security interest will be prior to any other security interest in the Filing Collateral granted by the Issuer that is perfected solely by the filing of financing statements with the Division under the Delaware UCC. Insofar as Article 9 of the Delaware UCC is applicable (without regard to conflict of laws principles), the Division is the appropriate place to file a financing statement to perfect a security interest except for as-extracted collateral or timber to be cut (as described in Section 9-501(a)(1)(A) of the Delaware UCC) or fixture filings where the collateral is goods that are or are to become fixtures (as described in Section 9-501(a)(1)(B) of the Delaware UCC).

(3) The Uniform Commercial Code search report specified in such opinion sets forth the proper filing office and the proper debtor necessary to identify those Persons who under the Delaware UCC have on file financing statements against the Issuer covering the Filing Collateral as of the Effective Time. Such search report identifies no secured party who has on file with the Division a currently effective financing statement naming the Issuer as debtor and describing the Filing Collateral prior to the Effective Time.

(4) Insofar as Article 9 of the Delaware UCC is applicable (without regard to conflict of laws principles), the provisions of the Indenture are sufficient to constitute authorization by the Issuer of the filing of the Financing Statement for purposes of Section 9-509 of the Delaware UCC.

(5) Insofar as Article 9 of the Delaware UCC is applicable (without regard to conflict of laws principles), for purposes of the Delaware UCC, the Issuer is a “registered organization” (as defined in Section 9-102(a)(70) of the Delaware UCC).

-Exhibit 9(f)-1-

EXHIBIT 9(g)

MATTERS TO BE COVERED IN OPINION OF COUNSEL

FOR THE ISSUER AND POTOMAC EDISON

The Environmental Control Property created by the Financing Order is not subject to the lien of Potomac Edison’s mortgage indenture, as amended and supplemented.

-Exhibit 9(g)-1-

EXHIBIT 9(h)(i)

MATTERS TO BE COVERED IN OPINION OF COUNSEL

FOR THE ISSUER AND POTOMAC EDISON

(1) Potomac Edison has been duly incorporated and is validly existing as a corporation in good standing under the laws of the States of Maryland and Virginia.

(2) Potomac Edison has the corporate power to execute, deliver and perform its obligations under the PER LLC Agreement and the Transaction Documents to which Potomac Edison is a party and to own, lease or operate its properties and conduct its business as described in the Registration Statement and the Final Prospectus.

(3) The execution, delivery and performance by Potomac Edison of the PER LLC Agreement and the Transaction Documents to which Potomac Edison is a party and the consummation by Potomac Edison of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of Potomac Edison, and each of the PER LLC Agreement and the Transaction Documents to which Potomac Edison is a party has been duly executed and delivered by Potomac Edison.

(4) No consent, approval or authorization of, or filing or registration with, any governmental body, authority or agency of the State of Maryland having jurisdiction over Potomac Edison is required as a condition to the validity of the PER LLC Agreement and the Transaction Documents to which Potomac Edison is a party or in connection with the execution, delivery and performance by Potomac Edison of the PER LLC Agreement and the Transaction Documents to which Potomac Edison is a party, except such as (a) have been obtained or made or (b) may be required under the securities or real estate syndication laws of the State of Maryland.

(5) The execution, delivery and performance by Potomac Edison of the PER LLC Agreement and the Transaction Documents to which Potomac Edison is a party, each in accordance with its terms, do not violate: (a) the charter or bylaws of Potomac Edison; or (b) any law or any consent, order, rule, regulation or decree, known to such counsel, of any court or regulatory body, administrative agency or other governmental authority of the State of Maryland having jurisdiction over Potomac Edison or any of its properties.

-Exhibit 9(h)(i)-1-

EXHIBIT 9(h)(ii)

MATTERS TO BE COVERED IN OPINION OF COUNSEL

FOR THE ISSUER AND POTOMAC EDISON

(1) Potomac Edison is duly registered as a foreign corporation and is duly qualified to transact business, and in good standing, as a foreign corporation in the State of West Virginia.

(2) All consents, approvals and authorizations of, or filings or registrations with, any governmental body, authority or agency applicable to Potomac Edison and required as a condition to the validity of the PER LLC Agreement and the Transaction Documents to which Potomac Edison is a party or in connection with the execution, delivery and performance by Potomac Edison of the PER LLC Agreement and the Transaction Documents to which Potomac Edison is a party have been obtained or made.

(3) The execution, delivery and performance by Potomac Edison of the PER LLC Agreement and the Transaction Documents to which Potomac Edison is a party, each in accordance with its terms, do not and will not violate any law or any consent, order (including the Financing Order), rule, regulation or decree, known to such counsel, of any court or of any federal or state regulatory body, administrative agency or other governmental authority having jurisdiction over Potomac Edison or any of its properties.

(4) Each of the Transaction Documents to which Potomac Edison is a party (other than the Underwriting Agreement and the Escrow Agreement, as to which such counsel need not express any opinion) constitutes the valid and legally binding obligation of Potomac Edison, enforceable against Potomac Edison in accordance with its terms under the laws of the State of West Virginia.

(5) Based solely on such counsel’s review of the dockets in the jurisdictions specified in such opinion and such counsel’s reliance on such certificate or certificates specified in such opinion, there is no pending or, to such counsel’s knowledge, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Potomac Edison or involving or relating to the Financing Order or the collection of the Environmental Control Charge or the use and enjoyment of the Environmental Control Property under the Statute, or challenging the validity or enforceability of any of the PER LLC Agreement and the Transaction Documents, in each case which is of a character that should be disclosed in the Registration Statement or the Final Prospectus that is not adequately disclosed in the Registration Statement or the Final Prospectus, and, to the best of our knowledge, there is no contract or other document of a character required that should be described in the Registration Statement or the Final Prospectus or filed as an exhibit to the Registration Statement that is not adequately described or filed.

-Exhibit 9(h)(ii)-1-

EXHIBIT 9(h)(iii)

MATTERS TO BE COVERED IN OPINION OF COUNSEL

FOR THE ISSUER AND POTOMAC EDISON

(1) All consents, approvals and authorizations of, or filings or registrations with, any governmental body, authority or agency applicable to Potomac Edison and required as a condition to the validity of the PER LLC Agreement and the Transaction Documents to which Potomac Edison is a party or in connection with the execution, delivery and performance by Potomac Edison of the PER LLC Agreement and the Transaction Documents to which Potomac Edison is a party have been obtained or made.

(2) The execution, delivery and performance by Potomac Edison of the PER LLC Agreement and the Transaction Documents to which Potomac Edison is a party, each in accordance with its terms, do not and will not: (a) conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any agreement of Potomac Edison specified in such opinion; (b) result in the creation or imposition of any security interest or lien on any properties of Potomac Edison, pursuant to the terms of any such indenture, agreement or instrument known to such counsel (other than as contemplated by the PER LLC Agreement, the Transaction Documents, the Financing Order and the Statute); or (c) violate any law or any consent, order, rule, regulation or decree, known to such counsel, of any court or of any federal or state regulatory body, administrative agency or other governmental authority having jurisdiction over Potomac Edison or any of its properties.

(3) Based solely on such counsel’s review of the dockets in the jurisdictions specified in such opinion and such counsel’s reliance on such certificate or certificates specified in such opinion, there is no pending or, to such counsel’s knowledge, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Potomac Edison or involving or relating to the Financing Order or the collection of the Environmental Control Charge or the use and enjoyment of the Environmental Control Property under the Statute, or challenging the validity or enforceability of any of the PER LLC Agreement and the Transaction Documents, in each case which is of a character that should be disclosed in the Registration Statement or the Final Prospectus that is not adequately disclosed in the Registration Statement or the Final Prospectus, and, to the best of our knowledge, there is no contract or other document of a character required that should be described in the Registration Statement or the Final Prospectus or filed as an exhibit to the Registration Statement that is not adequately described or filed.

(4) No authorization, consent, approval, license, permit, certificate or exemption of or from, or filing or registration with, any Governmental Authority of the United States is required for the valid issuance, authentication and delivery of the Environmental Control Bonds or the performance of Potomac Edison or the Issuer of its respective obligations under each Transaction Document to which either the Seller or the Issuer is a party, except those which have been obtained prior to the date of such opinion, in connection with the performance of certain of its ongoing reporting obligations under applicable federal law and under the Transaction Documents to which it is a party.

-Exhibit 9(h)(iii)-1-

EXHIBIT 9(i)

MATTERS TO BE COVERED IN OPINION OF COUNSEL

FOR THE ISSUER AND POTOMAC EDISON

In the event that either or both of Potomac Edison or PE Renaissance were to become a debtor in a case under Title 11 of the United States Code, if the matter were properly briefed and presented to a federal court exercising bankruptcy jurisdiction and exercising reasonable judgment after full consideration of all relevant factors, the court would not order substantive consolidation of the assets and liabilities of the Issuer with those of the bankruptcy estate of either Potomac Edison or PE Renaissance.

-Exhibit 9(i)-1-

EXHIBIT 9(j)

MATTERS TO BE COVERED IN OPINION OF COUNSEL

FOR THE ISSUER AND POTOMAC EDISON

In a case, as a legal matter, and under existing law, if the case were properly briefed and presented to a Federal Court exercising bankruptcy jurisdiction and exercising reasonable judgment after full consideration of all relevant factors, such court would hold that (i) the bankruptcy or dissolution of PE Renaissance would not, by itself, cause the Issuer to be dissolved or its affairs to be wound up, (ii) a judgment creditor of PE Renaissance may not satisfy its claims against PE Renaissance by asserting these claims directly against the assets of the Issuer, and (iii) (A) the Issuer is a separate legal entity and (B) the existence of the Issuer as a separate legal entity will continue until the cancellation of the Issuer Certificate of Formation.

-Exhibit 9(j)-1-

EXHIBIT 9(k)

MATTERS TO BE COVERED IN OPINION OF COUNSEL

FOR THE ISSUER AND POTOMAC EDISON

(1) The State of West Virginia Pledge creates a contractual relationship between the State of West Virginia and the Bondholders.

(2) The West Virginia Supreme Court of Appeals, a West Virginia Circuit Court, or a Federal District Court sitting in West Virginia and applying West Virginia substantive law (each a “West Virginia Court”), would conclude, under applicable State of West Virginia constitutional principles relating to the impairment of contracts, that the West Virginia Legislature could not enact legislation (other than a law passed by the West Virginia Legislature in the valid exercise of the state’s police power to safeguard the vital interests of its people, including preservation of community order, health, safety, morals or economic well being) that: (A) repeals the State of West Virginia Pledge, (B) repeals the Statute; (C) impairs the value of the Environmental Control Property; or (D) reduces, alters or impairs the collection of the Environmental Control Charges so as to significantly impair: (i) the terms of the Indenture or the Bonds; or (ii) the rights and remedies of the holders of the Bonds (the “Bondholders”) (or the Trustee acting on their behalf) if such repeal, amendment or other action (an “Impairment Action”) would prevent the payment of the Bonds or would significantly affect the security for the Bonds (an “Impairment”).

(3) The State of West Virginia would be required to pay just compensation to the Bondholders if the State of West Virginia, including the PSCWV exercising its legislative powers, undertook an Impairment Action and created an Impairment that: (a) constituted a permanent appropriation of a substantial property interest of the Bondholders in the Environmental Control Property or denied all economically beneficial or productive use of the Environmental Control Property; (b) destroyed the Environmental Control Property, other than in response to so-called emergency conditions; or (c) substantially reduced, altered or impaired the value of the Environmental Control Property so as to unduly interfere with the reasonable expectations of the Bondholders arising from their investment in the Bonds.

(4) The Statute has been duly enacted by the West Virginia Legislature in accordance with all applicable laws and is in full force and effect. The effectiveness or constitutionality of the Statute under the Constitution of the State of West Virginia (insofar as it relates to the Bonds and to the transaction contemplated by the Transaction Documents) is, to the best of such counsel’s knowledge, not the subject of any pending appeal or litigation. If the constitutionality of the Statute were challenged, a West Virginia Court applying West Virginia substantive law, would likely conclude, under applicable State of West Virginia constitutional principles, that the Statute is constitutional.

-Exhibit 9(k)-1-

EXHIBIT 9(l)

MATTERS TO BE COVERED IN OPINION OF COUNSEL

FOR THE ISSUER AND POTOMAC EDISON

(1) Based on Revenue Procedure 2005-62, 2005-37 IRB, for U.S. federal income tax purposes, the Bonds will be treated as debt obligations of Potomac Edison, and neither the Issuer nor PE Renaissance will be subject to U.S. federal income tax as entities separate from Potomac Edison.

(2) The statements set forth in the Prospectus under the sections captioned “Prospectus Summary – Tax Treatment” and “Material U.S. Federal Tax Consequences,” to the extent they constitute matters of U.S. federal income tax law or legal conclusions with respect thereto, are correct in all material respects.

(3) Based on Revenue Procedure 2005-62, 2005-37 IRB, for U.S. federal income tax purposes, Potomac Edison will not be treated as recognizing gross income upon (a) the receipt of the Financing Order, (b) the receipt of cash or other valuable consideration in exchange for the sale of Environmental Control Property to the Issuer, or (c) the receipt of cash or other valuable consideration in exchange for the Bonds.

(4) Based on Revenue Procedure 2005-62, 2005-37 IRB, for U.S. federal income tax purposes, the Environmental Control Charges are gross income to Potomac Edison recognized under Potomac Edison’s usual method of accounting.

(5) The statements set forth in the Prospectus under the sections captioned “Prospectus Summary – ERISA Eligible” and “ERISA Considerations,” to the extent they constitute matters of law or legal conclusions with respect thereto, are correct in all material respects.

-Exhibit 9(l)-1-

EXHIBIT 9(m)

[RESERVED]

-Exhibit 9(m)-1-

EXHIBIT 9(n)

MATTERS TO BE COVERED IN OPINION OF COUNSEL

FOR THE ISSUER AND POTOMAC EDISON

(1) Subdivision (1), subsection (k) of the Statute (W. Va. Code § 24-2-4e(k)(1)) provides that environmental control property that is specified in a financing order shall constitute an existing, present property right, notwithstanding the fact that the imposition and collection of environmental control charges depend on the qualifying utility continuing to provide electric energy or continuing to perform its servicing functions relating to the collection of environmental control charges or on the level of future energy consumption. Subdivision (1), subsection (m) of the Statute (W.Va. Code § 24-2-4e(m)(1)) provides that any sale, assignment or transfer of environmental control property shall be an absolute transfer and true sale of, and not a pledge of or secured transaction relating to, the seller’s right, title and interest in, to and under the environmental control property if the documents governing the transaction expressly state that the transaction is a sale or other absolute transfer. Upon the Financing Order becoming effective, the delivery of the fully executed Sale Agreement to the Issuer and the receipt by Potomac Edison of consideration for the Environmental Control Property as specified therein, the Environmental Control Property constituted a vested, presently existing property right and the transfer of the Environmental Control Property by Potomac Edison to the Issuer pursuant to the Sale Agreement conveyed all of Potomac Edison’s right, title and interest in, to and under the Environmental Control Property to the Issuer.

(2) The provisions of the Sale Agreement are effective to constitute a sale or other absolute transfer to the Issuer of all of Potomac Edison’s right, title and interest in, to and under the Environmental Control Property, and not a pledge of or secured transaction relating to the Environmental Control Property, other than for federal, state and local tax purposes and financial accounting purposes.

(3) Each of the Financing Statement naming Potomac Edison, as debtor, and the Issuer, as secured party, specified in such opinion (the “Potomac Edison Financing Statement”) and the Financing Statement naming the Issuer, as debtor, and U.S. Bank National Association, as secured party, specified in such opinion (the “Issuer Financing Statement” and, together with the Potomac Edison Financing Statement, the “Financing Statements”) is in appropriate form for filing with the office of the West Virginia Secretary of State. Upon the proper filing of the Financing Statements with the West Virginia Secretary of State, together with the tender of the required filing fees, the transfer by Potomac Edison of the Environmental Control Property to the Issuer was perfected as against third persons.

(4) The transfer by Potomac Edison of the Environmental Control Property to the Issuer has been perfected as against third persons by the issuance of the Financing Order by the PSCWV, the execution and delivery of the Sale Agreement by the parties thereto, the receipt of value and the filing of the Potomac Edison Financing Statement in accordance with the Statute. No further or subsequent filing, refiling, recording, re-recording, registration or re-registration will be necessary in the State of West Virginia in order to continue the perfection of such security interest except that under the West Virginia Uniform Commercial Code, which is referred to by the Statute, continuation statements with respect to the Issuer Financing Statement

-Exhibit 9(n)-1-

must be filed in the Office of the West Virginia Secretary of State within six months prior to the expiration of each five-year period (measured from the date the financing statement was originally filed) in order to continue the perfected status of such security interest.

(5) Based solely on the Uniform Commercial Code search report specified in such opinion, and such counsel’s review on the date of such opinion of an electronic search of the applicable filing records maintained by the West Virginia Secretary of State, and assuming the accuracy and completeness of such records, the transfer by Potomac Edison of the Environmental Control Property to the Issuer has priority over any other transfer of the Environmental Control Property by Potomac Edison and is subject to no liens created prior to such transfer.

-Exhibit 9(n)-2-

EXHIBIT 9(o)

MATTERS TO BE COVERED IN OPINION OF COUNSEL

FOR THE ISSUER AND POTOMAC EDISON

(1) A court would conclude that the State of West Virginia would be required to pay just compensation to the Bondholders if the State of West Virginia, including the PSCWV exercising its legislative powers, undertook a repeal or amendment of the Statute or any other action or failed to take any action required by the State of West Virginia Pledge (any such repeal, amendment, action or inaction is herein referred to as an “Impairment Action”) after the Bonds are issued, but before they are fully paid that would (a) appropriate the Environmental Control Property or deny productive use of the Environmental Control Property; (b) destroy the Environmental Control Property; or (c) substantially reduce, alter or impair the value of the Environmental Control Property.

(2) The State of West Virginia Pledge creates a contractual relationship between the State of West Virginia and the Bondholders.

(3) The Bondholders could successfully challenge under the Contract Clause of the United States Constitution the constitutionality of an Impairment Action that limits, alters, impairs or reduces the value of the Environmental Control Property or the Environmental Control Charges prior to the time that the Bonds are fully paid and discharged.

(4) Preliminary injunctive relief would be available under federal law to delay implementation of an Impairment Action that limits, alters, impairs or reduces the value of the Environmental Control Property or the Environmental Control Charges pending final adjudication of a claim challenging such Impairment Action under the Contract Clause, and assuming a favorable final adjudication of such claim, whether relief would be available to prevent permanently the implementation of such Impairment Action.

-Exhibit 9(o)-1-

EXHIBIT 9(p)

MATTERS TO BE COVERED IN OPINION OF

COUNSEL FOR THE INDENTURE TRUSTEE

(1) The Indenture Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America.

(2) The Indenture Trustee has duly authorized, executed and delivered each of the Transaction Documents. Assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Transaction Documents is the legal, valid and binding agreement of the Indenture Trustee, enforceable in accordance with its terms against the Indenture Trustee.

(3) The Bonds have been duly and validly authenticated by the Indenture Trustee, upon the order of the Issuer.

(4) The Indenture Trustee is duly authorized and empowered to exercise trust powers under applicable law.

(5) Neither the authentication of the Bonds, nor the execution, delivery or performance of any of the Transaction Documents, does now, or will hereafter, conflict with, result in a breach of or constitute a default under any term or provision of the Articles of Association or Bylaws of the Indenture Trustee, any term or provision of any agreement, contract, instrument or indenture of any nature whatsoever, known to us, to which the Indenture Trustee is a party or by which it is bound, or, to the best of such counsel’s knowledge, any order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Indenture Trustee.

(6) To the best of such counsel’s knowledge, there are no actions, proceedings or investigations pending or threatened against the Indenture Trustee before any court, administrative agency or tribunal (a) asserting the invalidity of the Bonds or any of the Transaction Documents, (b) seeking to prevent the issuance of the Bonds or consummation of any of the transactions contemplated by the Bonds or the Transaction Documents, or (c) that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, the Bonds or any of the Transaction Documents.

(7) The execution, delivery and performance by the Indenture Trustee of the Transaction Documents will not violate any provisions of any law or regulation governing the banking and trust powers of the Indenture Trustee. Such execution, delivery and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of any governmental authority or agency regulating the activities of the Indenture Trustee.

-Exhibit 9(p)-1-

EXHIBIT 9(q)

MATTERS TO BE COVERED IN OPINION OF COUNSEL

FOR THE ISSUER AND POTOMAC EDISON

(1) The Financing Order has been duly authorized and issued by the PSCWV in accordance with all applicable laws, rules and regulations, including the Statute. The Financing Order is in full force and effect and is final and non-appealable.

(2) The Statute has been duly enacted by the Legislature of the State of West Virginia in accordance with all applicable laws and is in full force and effect. To the best of such counsel’s knowledge, the effectiveness and constitutionality of the Statute, insofar as it relates to the transactions contemplated by the Transaction Documents (collectively, the “Transaction”), is not the subject of any pending appeal or litigation.

(3) Subdivision (1), subsection (f) of the Statute (W. Va. Code §24-2-4e(f)(1)) provides that the Financing Order is irrevocable and the PSCWV may not reduce, impair, postpone or terminate the Environmental Control Charges approved in the Financing Order or impair the Environmental Control Property or the collection or recovery of the Environmental Control Revenues. Subdivision (2), subsection (f) of the Statute (W. Va. Code §24-2-4e(f)(2)) provides that on and after the date of issuance of the Bonds issued pursuant to the Financing Order, the ability of the PSCWV to amend the Financing Order is subject to the limitations, among others, that are set forth in subdivision (1), subsection (f) of the Statute (W. Va. Code §24-2-4e(f)(1)) specified above. Subdivision (1), subsection (h) of the Statute (W. Va. Code §24-2-4e(h)(1)) provides that the Financing Order shall remain in effect until the Bonds issued pursuant to the Financing Order have been paid in full and all “financing costs” (as that term is defined in subdivision (14), subsection (b) of the Statute (W. Va. Code §24-2-4e(b)(14)) relating to the Bonds have been paid in full. Subdivision (2), subsection (k) of the Statute (W. Va. Code §24-2-4e(k)(2)) provides that all Environmental Control Property specified in the Financing Order shall continue to exist until the Bonds are paid in full and all financing costs relating to the Bonds have been paid in full. Subdivision (5), subsection (l) of the Statute (W. Va. Code §24-2-4e(l)(5)) provides that no subsequent order of the PSCWV amending the Financing Order pursuant to the authority set forth in subdivision (2), subsection (f) of the Statute described above (W. Va. Code §24-2-4e(f)(2)) will affect the validity, perfection, or priority of a security interest in or transfer of the Environmental Control Property. Subdivision (1), subsection (q) of the Statute (W. Va. Code §24-2-4e(q)(1)) provides that the State of West Virginia pledges to and agrees with any “assignee,” any “bondholder,” and any “financing party” (as those terms are defined in subdivisions (3), (4), and (16), respectively, subsection (b) of the Statute (W. Va. Code §24-2-4e(b)(3), (4), and (16)) that the State will not (i) take or permit any action that impairs the value of the Environmental Control Property or (ii) except as permitted under the adjustment mechanism specified in subsection (e) of the Statute (W. Va. Code §24-2-4e(e)), reduce, alter or impair the Environmental Control Charges until the principal, interest, and redemption premium in respect of the Bonds, together with all financing costs and all amounts to be paid to an assignee or financing party under an ancillary agreement (as that term is defined in subdivision (2), subsection (b) of the Statute (W. Va. Code §24-2-4e(b)(2)) are paid or performed in full. The foregoing provisions of the Statute, as well as all other provisions of the Statute, apply to the Transaction.

-Exhibit 9(q)-1-

(4) The Bonds are “environmental control bonds” within the meaning of subdivision (6), subsection (b) of the Statute (W. Va. Code §24-2-4e(b)(6)) and are entitled to the protections provided under the Statute, including those identified in paragraph 3 above.

(5) The Issuer is an “assignee” within the meaning of subdivision (3), subsection (b) of the Statute (W. Va. Code §24-2-4e(b)(3)).

(6) There is presently no judicial, statutory or constitutional authority in the State of West Virginia for a voter initiative or referendum for the purpose of amending or repealing the Statute.

(7) Subsection (v) of the Statute (W. Va. Code §24-2-4e(v)) provides that if any subsection, subdivision, paragraph or subparagraph of the Statute or the application thereof to any person, circumstance or transaction is held by a court of competent jurisdiction to be unconstitutional or invalid, the unconstitutionality or invalidity shall not affect the constitutionality or validity of any other subsection, subdivision, paragraph or subparagraph of the Statute or its application or validity to any person, circumstance or transaction, including, without limitation, the irrevocability of a financing order issued pursuant to the Statute, the validity of the issuance of environmental control bonds, the imposition of environmental control charges, the transfer or assignment of environmental control property or the collection and recovery of environmental control revenues. Subsection (v) of the Statute further provides that a declaration by the West Virginia Legislature that the provisions of the Statute are intended to be severable and that the West Virginia Legislature would have enacted the Statute even if any subsection, subdivision, paragraph or subparagraph of the Statute held to be unconstitutional or invalid had not been included in the Statute. Accordingly, pursuant to the provisions of subsection (v) of the Statute, the provisions of the Statute are severable, such that if any provision of the Statute or its application to any person, circumstance or transaction is held invalid by any court of competent jurisdiction, the invalidity shall not affect any other provision or the application of the Statute which can be given effect without the invalid provision or application.

(8) The Financing Order authorizes, among other things: (i) the issuance of the Bonds; (ii) the sale or other absolute transfer of the Environmental Control Property to the Issuer; (iii) the Issuer’s pledge of the Environmental Control Property to the Indenture Trustee in accordance with the Indenture; (iv) the imposition of the Environmental Control Charges; (v) the Issuer’s right, as assignee, to charge, collect and receive the Environmental Control Charges and to make periodic adjustments of the Environmental Control Charges. Pursuant to subdivision (1), subsection (f) of the Statute (W. Va. Code §24-2-4e(f)(1)) described in paragraph 3 above, on and after the date of issuance of the Bonds, the authorizations in the Financing Order set forth in the immediately preceding sentence will be irrevocable.

(9) The Transaction, as contemplated by the Transaction Documents, conforms in all material respects to the terms of the Financing Order.

-Exhibit 9(q)-2-

EXHIBIT 9(r)

MATTERS TO BE COVERED IN OPINION OF COUNSEL

FOR THE ISSUER AND POTOMAC EDISON

(1) In accordance with the Statute, (a) upon the sale by Potomac Edison of the Environmental Control Property to the Issuer, the Issuer shall have all the rights of Potomac Edison with respect to such Environmental Control Property, including such rights to exercise any and all rights and remedies with respect thereto, including such rights to impose, collect and receive any amounts payable by any Customer in respect of the Environmental Control Property; (b) the rights and interests of Potomac Edison under the Financing Order, including the right to impose, collect and receive the environmental control charges authorized in the Financing Order, are assignable and shall become “Environmental Control Property” within the meaning of the Statute when they are sold by Potomac Edison the Issuer in connection with the issuance of the Bonds; (c) the Financing Order approves the issuance by the Issuer of the Bonds in an aggregate principal amount which equals or exceeds the Bonds being issued on the date hereof; and (d) the Bonds are “environmental control bonds” within the meaning of the Statute.

(2) No authorization, consent, approval, license, permit, certificate, exemption of, or filing or registration with, any Governmental Authority (“Governmental Approvals”) is required for the valid issuance, authentication and delivery of the Bonds or the performance by the Issuer of its obligations under each Transaction Document to which the Issuer is a party, except for (a) the Financing Order and the Governmental Approvals expressly contemplated therein, each of which has been obtained on or prior to the date hereof, and (b) the filings contemplated by paragraphs 4, 5 and 6, below.

(3) A West Virginia state court or a federal court applying West Virginia conflict-of-law rules would give effect to the choice of the laws of West Virginia as the governing law of the Transaction Documents that by their terms purport to be governed by West Virginia law.

(4) Under the terms of the Statute, the transfer of the Environmental Control Property from Potomac Edison to the Issuer is perfected in accordance with Section (m) of the Statute against all subsequently filing third parties, including subsequent judicial or other lien creditors upon the filing of a financing statement with the West Virginia Secretary of State. No further or subsequent filing, refiling, recording, re-recording, registration, re-registration or other action will be necessary in the State of West Virginia in order to continue the perfection of such transfer except that under Chapter 46, Article 9 of the Code of West Virginia, 1931, as amended (the “UCC”), which is referred to by the Statute, continuation statements must be filed in the Office of the West Virginia Secretary of State within six months prior to the expiration of each five-year period (measured from the date the financing statement was originally filed) in order to continue the perfected status of such transfer.

(5) All filings with, and orders of, the PSCWV pursuant to the Statute that are necessary to transfer the Environmental Control Property from Potomac Edison to the Issuer have been executed and filed. Except for continuation filings with the West Virginia Secretary of State described above, all filings, including filings with the PSCWV and the West Virginia Secretary of State pursuant to the Statute that are necessary to fully preserve and protect the interests of the Issuer in the Environmental Control Property have been executed and filed.

-Exhibit 9(r)-1-

(6) A valid and enforceable lien and security interest in the Environmental Control Property has been created and has attached in favor of the Indenture Trustee (on behalf of the Secured Parties) by the execution and delivery of a security agreement, being the Indenture, by the Issuer in connection with the issuance and funding of the Bonds, all as ordered by the Financing Order. Such lien has been perfected in accordance with Section (l) of the Statute and in accordance with the Financing Order. Such lien has priority in the order of filing and takes precedence over any subsequent judicial or other lien creditor. Based solely on the Search Certificates (as defined in such opinion), and such counsel’s review on the date hereof of an electronic search of the applicable filing records maintained by the West Virginia Secretary of State, such lien is first priority. No further or subsequent filing, refiling, recording, re-recording, registration, re-registration or other actions will be necessary in the State of West Virginia in order to continue the perfection of such security interest except that under the UCC, which is referred to by the Statute, continuation statements must be filed in the Office of the West Virginia Secretary of State within six months prior to the expiration of each five-year period (measured from the date the financing statement was originally filed) in order to continue the perfected status of such security interest.

(7) The Search Certificates identify no secured party who has filed with the West Virginia Secretary of State naming Potomac Edison or the Issuer as debtor and describing any of the Collateral for the Bonds contemplated by the Financing Order.

(8) The financing statements attached to such opinion are in appropriate form for filing, and have been filed, pursuant to Sections (l) and (m) of the Statute.

(9) Each of the Transaction Documents that by its terms purports to be governed by the laws of the State of West Virginia is a legal, valid and binding obligation of the Issuer and/or the Administrator, as the case may be, enforceable against such party in accordance with its respective terms.

(10) (a) To the extent that the provisions of Section (l) of the Statute apply to the grant of a security interest by the Issuer in the Series Collateral, including the Environmental Control Property pursuant to Section (l) of the Statute and to the Financing Order, pursuant to the Indenture, then upon the later of the time (i) the Financing Order is issued, (ii) the Indenture is executed and delivered and (iii) value is received for the Bonds, (A) the Indenture will create in favor of the Indenture Trustee a security interest in the rights of the Issuer in the Series Collateral, (B) such security interest will be valid and enforceable against the Issuer and third parties (subject to the rights of any third parties holding security interests in such Series Collateral in the manner describe in Subsection (l)(3) of the Statute) and has attached, (C) once the filing of a financing statement is made in accordance with Section (l) of the Statute, such security interest will be perfected, and (D) such perfected security interest will be of first priority; and (b) to the extent that the provisions of Section (l) of the Statute do not apply to the grant of a security interest by the Issuer in the Series Collateral pursuant to the Indenture (but without opining that such provisions do not apply), then upon the receipt of value by the Issuer with respect to the Series Collateral, (A) the Indenture will create in favor of the Indenture

-Exhibit 9(r)-2-

Trustee a security interest in the rights of the Issuer in the Series Collateral, (B) such security interest will be enforceable against the Issuer and third parties with respect to such Series Collateral, (C) such security interest will be perfected upon the filing of a financing statement in accordance with the Statute and the Delaware Uniform Commercial Codes, and (D) with respect to West Virginia only, such perfected security interest will be of first priority. Our opinion with respect to priority is based solely on the Search Certificates, and our review on the date hereof of an electronic search of the applicable filing records maintained by the West Virginia Secretary of State.

-Exhibit 9(r)-3-

EXHIBIT 9(s)

MATTERS TO BE COVERED IN OPINION OF COUNSEL

FOR THE ISSUER AND POTOMAC EDISON

A bankruptcy court, in determining the Issuer’s authority to commence a voluntary case (a “Voluntary Case”) under Title 11 of the United States Code, would hold that compliance with those provisions of the Issuer LLC Agreement requiring the prior unanimous written consent of the Issuer’s managers, including independent managers, to commence a Voluntary Case is necessary in order to commence a Voluntary Case.

-Exhibit 9(s)-1-

EXHIBIT 9(t)

MATTERS TO BE COVERED IN OPINION OF SPECIAL

DELAWARE COUNSEL FOR POTOMAC EDISON AND THE ISSUER

(1) The Issuer has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

(2) The certificate of formation of the Issuer (the “Certificate”) has been duly filed with the Secretary of State of the State of Delaware. The certificate of formation of PE Renaissance has been duly filed with the Secretary of State of the State of Delaware.

(3) The Issuer LLC Agreement constitutes a legal, valid and binding agreement of PE Renaissance, as sole member (the “Member”), and is enforceable against the Member, in its capacity as member of the Issuer, in accordance with its terms. The PER LLC Agreement constitutes a legal, valid and binding agreement of Potomac Edison, as sole member (the “PER Member”), and is enforceable against the PER Member, in its capacity as member of PE Renaissance, in accordance with its terms.

(4) Under the LLC Act and the Issuer LLC Agreement, the Issuer has the limited liability company power and authority to execute and deliver the Transaction Documents to which it is a party and the Bonds and to perform its obligations thereunder. Under the LLC Act and the Issuer LLC Agreement, the execution and delivery by the Issuer of the Transaction Documents to which it is a party and the Bonds, and the performance by the Issuer of its obligations thereunder, have been duly authorized by all necessary limited liability company action on the part of the Issuer. The Transaction Documents to which the Issuer is a party and the Bonds have been duly executed and delivered by the Issuer.

(5) Neither the execution or delivery by the Issuer or Potomac Edison of the Transaction Documents to which it is a party or the Bonds, if applicable, nor the compliance by the Issuer or Potomac Edison, as the case may be, with the terms thereof, nor the consummation by the Issuer or Potomac Edison, as the case may be, of any of the transactions contemplated thereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to any Delaware court, or Delaware governmental or Delaware regulatory authority or Delaware agency under the laws of the State of Delaware.

(6) Neither the execution and delivery by the Issuer or Potomac Edison of the Transaction Documents to which it is a party or the Bonds, if applicable, nor the compliance by the Issuer or Potomac Edison, as the case may be, with the terms thereof, nor the consummation by the Issuer or Potomac Edison, as the case may be, of any of the transactions contemplated thereby conflicts with or constitutes a breach of or default under the Certificate or the Issuer LLC Agreement, or violates any law, governmental rule or regulation of the State of Delaware.

(7) Based solely on an inquiry on a recent date (as specified in such opinion) limited to, and solely to the extent reflected on the results of computer searches of, court dockets for active cases of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for New Castle County, Delaware, and of the United States District Court sitting in the State of Delaware, we are not aware of any legal or governmental proceeding pending against the Issuer or PE Renaissance.

-Exhibit 9(t)-1-

(8) If properly presented to a Delaware court, a Delaware court applying Delaware law would conclude that (i) in order for any Person to file a voluntary bankruptcy petition on behalf of the Issuer, the prior unanimous consent of the managers of the Issuer, including each of the Independent Managers, as provided in Section 3.04(b) of the Issuer LLC Agreement, is required and (ii) such provision, contained in Section 3.04(b) of the Issuer LLC Agreement that requires the prior unanimous consent of the managers of the Issuer, including each of the Independent Managers, in order for a Person to file a voluntary bankruptcy petition on behalf of the Issuer, constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member, in accordance with its terms.

(9) Under the LLC Act and the Issuer LLC Agreement, the bankruptcy (as defined in the LLC Act) or dissolution of the Member will not, by itself, cause the Issuer to be dissolved or its affairs to be wound up.

(10) While under the LLC Act, on application to a court of competent jurisdiction, a judgment creditor of the Member may be able to charge the Member’s share of any profits and losses of the Issuer and the Member’s right to receive distributions of the Issuer’s assets (the “Member’s Interest”), to the extent so charged, the judgment creditor has only the right to receive any distribution or distributions to which the Member would otherwise have been entitled in respect of such Member’s Interest. Under the LLC Act, no creditor of the Member shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Issuer. Thus, under the LLC Act, a judgment creditor of the Member may not satisfy its claims against the Member by asserting a claim against the assets of the Issuer.

(11) Under the LLC Act (i) the Issuer is a separate legal entity, and (ii) the existence of the Issuer as a separate legal entity shall continue until the cancellation of the Certificate.

(12) Under the LLC Act and the LLC Agreement, the issuance of the Bonds has been duly authorized by all necessary limited liability company action the part of the Issuer.

-Exhibit 9(t)-2-

EXHIBIT 9(u)

MATTERS TO BE COVERED IN OPINION OF COUNSEL

FOR THE ISSUER AND POTOMAC EDISON

The description of those material West Virginia tax consequences contained in the Registration Statement under the heading “Material West Virginia Tax Consequences” is accurate in all material respects.

-Exhibit 9(u)-1-

EXHIBIT 9(v)

MATTERS TO BE COVERED IN OPINION OF COUNSEL

FOR THE ISSUER AND POTOMAC EDISON

(1) The Issuer has the power and authority to execute and deliver the Indenture and to issue the Bonds applied for; each of the Underwriting Agreement, the Escrow Agreement, the Indenture and the Bonds applied for have been duly authorized, executed and delivered; and the Issuer is duly organized and in good standing under the laws of the State of Delaware.

(2) The Bonds, when authenticated in accordance with the provisions of the Indenture and delivered, will constitute valid and binding obligations of the Issuer entitled to the benefits of the Indenture, enforceable in accordance with the terms of the Bonds except as such enforceability may be subject to bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the rights and remedies of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(3) Each of the Underwriting Agreement, the Escrow Agreement, and the Indenture is a valid and binding agreement of the Issuer, enforceable in accordance with its terms except as such enforceability may be subject to bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the rights and remedies of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(4) The Indenture has been duly qualified under the Trust Indenture Act.

(5) The Issuer is not and, after giving effect to the offer and sale of the Bonds and application of the proceeds as described in the Final Prospectus, will not be, an “investment company” or under the “control” of an “investment company” as such terms are defined under the Investment Company Act of 1940, as amended.

(6) All instruments furnished to the Indenture Trustee conform to the requirements of the Indenture and constitute all the documents required to be delivered hereunder for the Indenture Trustee to authenticate and deliver the Bonds applied for, and all conditions precedent provided for in the Indenture relating to the authentication and delivery of the Bonds have been complied with.

(7) The Registration Statement is effective under the Securities Act and, to the best knowledge of such counsel and information, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

(8) The statements made in the Pricing Prospectus and the Final Prospectus (i) under the headings “Description of the Bonds” (other than the statements under the subheading “Description of the Bonds—Book Entry Registration”), “Security for the Bonds”, “The Sale Agreement”, “The Servicing Agreement” and “The Administration Agreements”, insofar as such

-Exhibit 9(v)-1-

statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects and (ii) under the heading “Bankruptcy and Creditors’ Rights Issues” fairly summarize the matters described therein.

(9) Except as to the financial statements, including the notes thereto and any related schedules, and other financial or statistical data included or incorporated by reference in the Registration Statement, as to which such counsel need not we express any view, the Registration Statement, as of the Effective Date, and the Final Prospectus, at the date and time it was filed with the Commission pursuant to Rule 424, complied as to form in all material respects with the applicable provisions of the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder.

(10) The provisions of the Act relating to the Environmental Control Bonds and the Transaction are constitutional under the United States Constitution.

(11) Although such counsel need not pass upon or assume responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in the Registration Statement, the Pricing Prospectus, the Issuer Free Writing Prospectuses (the Pricing Prospectus and the Issuer Free Writing Prospectuses taken as a whole collective referred to as the “Disclosure Package”), or the Final Prospectus (except to the extent set forth in paragraphs 8 and 9 above), no facts have come to our attention that have caused such counsel to believe that: (i) the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Disclosure Package, at the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) the Final Prospectus, as of its date, included, or as of the date hereof includes, an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that such counsel need not express any belief, and need not make any statement with respect to: (A) any financial, numerical or statistical information included or incorporated by reference in, or omitted from, the Registration Statement, the Disclosure Package or the Final Prospectus; and (B) any information included or incorporated by reference in or omitted from any Statement of Eligibility on Form T-1 (or amendments thereto) of the Indenture Trustee filed as an exhibit to the Registration Statement.

-Exhibit 9(v)-2-

EXHIBIT 9(w)

MATTERS TO BE COVERED IN OPINION OF COUNSEL

FOR THE ISSUER AND POTOMAC EDISON

If Potomac Edison becomes the debtor in a case under Title 11 of the United States Code (the “Bankruptcy Code”), and the matter were properly briefed and presented to a federal court exercising bankruptcy jurisdiction and exercising reasonable judgment after full consideration of all relevant factors, the court would hold that a transfer of Environmental Control Property (including the collections thereon) in the form and manner set forth in the Sale Agreement would constitute a true sale and absolute transfer of the Environmental Control Property (including the collections thereon) rather than a borrowing by Potomac Edison secured by such Environmental Control Property, such that the Environmental Control Property (including the collections thereon) would not be property of the estate of Potomac Edison under Section 541(a) of the Bankruptcy Code, and thus the Issuer’s rights to and with respect to the Environmental Control Property (including the collections thereon) would not be impaired by the operation of the automatic stay under Section 362(a) of the Bankruptcy Code.

-Exhibit 9(w)-1-